SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 15, 2002


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


United States               333-32591                       58-1897792
-------------               ---------                       ----------
(State or other            (Commission                    (IRS Employer
jurisdiction                File No.)                  Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                 30144
---------------------------------------------                 -----
(Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900



Item 5            Other Events.
                  -------------
                  The registrant  distributed the  Certificateholders  Statement
                  for  the   month   of  June   2002   to  the   Series   1997-2
                  Certificateholders on July 15, 2002.


Item 7(c).        Exhibits.
                  ---------

                  The  following  is filed as an  exhibit to this  report  under
                  Exhibit 28:

      99.1        Series  1997-2  Certificateholders  Statement for the month of
                  June 2002.



                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FNANB CREDIT CARD
                                    MASTER TRUST


                                    By:      FIRST NORTH AMERICAN
                                             NATIONAL BANK, as
                                             Servicer




                                    By:      /s/ Philip J. Dunn
                                             ------------------------
                                             Philip J. Dunn
                                             Vice President





Date:  July 15, 2002